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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 21, 2004


                          POWERWAVE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                        000-21507                11-2723423
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)


                            1801 E. St. Andrew Place
                               Santa Ana, CA 92705
               (Address of principal executive offices, zip code)


       Registrant's telephone number, including area code: (714) 466-1000

        Former name or former address, if changed since last report: N/A


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ITEM 2.02  Results of Operations and financial Condition

     On October 21, 2004, Powerwave Technologies, Inc. issued a press release regarding financial results for its third quarter of fiscal 2004, ending October 3, 2004. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.


     In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

The following exhibit is furnished as part of this report:

99.1  Press release dated October 21, 2004.



                                   Signatures
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:   October 21, 2004                POWERWAVE TECHNOLOGIES, INC
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                                        By:   /s/ Kevin T. Michaels
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                                              Kevin T. Michaels
                                              Senior Vice President, Finance and
                                              Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number          Description
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     99.1               Press release dated October 21, 2004.